Exhibit 10.1

GoAmerica, Inc.
433 Hackensack Avenue, 3rd Floor
Hackensack, NJ 07601

January 1, 2008

CCP A, L.P.
650 Madison Avenue, 23rd Floor
New York, New York 10022
Attn: Mr. Behdad Eghbali and Mr. Steve Chang

Clearlake Capital Group, L.P.
650 Madison Avenue, 23rd Floor
New York, New York 10022
Attn: Mr. Behdad Eghbali and Mr. Steve Chang

                    Re: Extensions

Dear Behdad and Steve:

We are writing this letter agreement in connection with actions to be taken with respect to the following agreements:

(a) Asset Purchase Agreement, dated as of August 1, 2007, as amended through the date hereof (the “Asset Purchase Agreement”), by and between MCI Communications Services, Inc., a Delaware corporation, and GoAmerica Relay Services Corp. (formerly Acquisition 1 Corp.), a Delaware corporation and a wholly-owned subsidiary of GoAmerica, Inc., a Delaware corporation (“GoAmerica”);

(b) Agreement and Plan of Merger, dated as of September 12, 2007, as amended by the side letters dated September 17, 2007, October 8, 2007, October 11, 2007 and November 6, 2007, as amended through the date hereof (the “Merger Agreement”), by and among GoAmerica, HOVRS Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of GoAmerica, Hands On Video Relay Services, Inc., a Delaware corporation (“Hands On”), and Bill M. McDonagh as stockholders’ agent;

(c) Amended and Restated Series A Preferred Stock Purchase Agreement, dated as of September 12, 2007, as amended (the “Stock Purchase Agreement”), by and between GoAmerica and CCP A, L.P. (the “Investor”);

(d) Amended and Restated First Lien Commitment Letter, dated as of September 12, 2007, by and between GoAmerica and the Investor (the “First Lien Letter”); and

(e) Amended and Restated Second Lien Commitment Letter, dated as of September 12, 2007, by and between GoAmerica and the Investor (the “Second Lien Letter”)

This letter agreement confirms the mutual understanding of GoAmerica, Clearlake Capital Group, L.P. (“Clearlake”) and the Investor with respect to the following:

          1.      GoAmerica proposes to extend the termination date under the Asset Purchase Agreement and to make certain other changes to the Asset Purchase Agreement  by entering into an amendment to the Asset Purchase Agreement in the form of Exhibit A annexed hereto. The Investor and Clearlake consent to such amendment.

          2.     GoAmerica proposes to extend the termination date under the Merger Agreement by entering into an amendment to the Merger Agreement in the form of Exhibit B annexed hereto. The Investor and Clearlake consent to such amendment.

          3.     All references to the date “December 31, 2007” in Section 11.1(c)(i) of the Stock Purchase Agreement shall hereinafter be deemed to be references to the date “January 10, 2008”.

          4.      All references to the date “December 31, 2007” in the last sentence of Section 1(b) of the First Lien Letter and in Section 2 of the First Lien Letter shall hereinafter be deemed to be references to the date “January 10, 2008”.

This letter agreement shall be governed by the internal laws of the State of New York, without regard to conflict of laws principles, except for applicable Federal law.

EACH OF GOAMERICA, CLEARLAKE AND THE INVESTOR HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LETTER AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LETTER AGREEMENT.

Very truly yours, GOAMERICA, INC. By: /s/ Daniel R. Luis Name: Daniel R. Luis Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED TO THIS 1st DAY OF January, 2008:

CCP A, L.P.

By: Clearlake Capital Partners, LLC
Its: General Partner

   By: CCG Operations, LLC
   Its: Managing Member

     By: /s/ Steve Chang
     Name: Steve Chang
     Title: Authorized Signatory

CLEARLAKE CAPITAL GROUP, L.P.

By: CCG Operations, LLC
Its: General Partner

   By: /s/ Steve Chang

   Name: Steve Chang
   Title:

EXHIBIT A

AMENDMENT TO THE ASSET PURCHASE AGREEMENT

EXHIBIT B

AMENDMENT TO THE MERGER AGREEMENT